Rule 497(e)
                                                 File Nos. 2-85378 and 811-3462


SUPPLEMENT DATED MARCH 15, 2005
TO PROSPECTUS DATED APRIL 30, 2004


      The accompanying Prospectus of The Flex-funds dated April 30, 2004 (the "Prospectus") lists Joseph A. Zarr and Christopher M. O'Daniel, CFA as the co-portfolio managers of the U.S. Government Bond Fund.

      Effective March 11, 2005, Christopher M. O'Daniel, CFA is the sole portfolio manager of the U.S. Government Bond Fund. Joseph A. Zarr is no longer co-portfolio manager of the U.S. Government Bond Fund. Accordingly, the paragraph headed "The U.S. Government Bond Fund" on page 36 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

      "The U.S. Government Bond Fund. The portfolio manager responsible for the U.S. Government Bond Fund's investments is Christopher M. O'Daniel, CFA. Mr. O'Daniel has been associated with Meeder Asset Management as a security analyst since 2002 and began serving as a co-portfolio manager of the Portfolio in 2002. Mr. O'Daniel brings 16 years of investment industry experience to Meeder Asset Management, with previous positions with School Employees Retirement System of Ohio, Duff & Phelps Investment Management, and National City Bank."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.